Exhibit 32.2
Health Grades, Inc.
Certification by the Chief Financial Officer
Pursuant to Rule 13a-14(b) Under the Securities Exchange Act of 1934
     I, Allen Dodge, Chief Financial Officer of Health Grades, Inc., a Delaware corporation (the “Company”), hereby certify that, based on my knowledge:
     (1) The Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2006 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.
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ALLEN DODGE
Allen Dodge
Senior Vice President – Finance/CFO

Date: May 15 , 2006